UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 29, 2008

AURORA GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24393	13-3945947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 10, 1st Floor, Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including the area code:	(+61) 8 9240-2836

(Former name or former address, if changed from last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Aurora Gold Corporation advises that Mr. Alan Cameron Richardson has resigned as Chief Financial Officer and a Director of the Company effective August 29, 2008.  The Board would like to acknowledge the significant contribution Mr. Richardson has made to the Company since he was appointed CFO in April 1998 and wishes him well in his future endeavors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA GOLD CORPORATION

Date: August 29, 2008	by: /s/ Lars Pearl
Lars Pearl
President, CEO and Director